UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2022

NEW YORK COMMUNITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31565	06-1377322
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

102 Duffy Avenue, Hicksville, New York 11801

(Address of principal executive offices)

(516) 683-4100

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered

Common Stock, $0.01 par value per share	NYCB	New York Stock Exchange
Bifurcated Option Note Unit SecuritiES SM Fixed-to-Floating Rate Series A Noncumulative Perpetual Preferred Stock, $0.01 par value	NYCB PU NYCB PA	New York Stock Exchange New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

Item 1.01	Entry into a Material Definitive Agreement.

On October 27, 2022, New York Community Bancorp, Inc., a Delaware corporation (“NYCB” or the “Company”), entered into Amendment No. 2 (the “Second Amendment”) to the Agreement and Plan of Merger, dated April 24, 2021 (the “Original Merger Agreement”), by and among NYCB, 615 Corp., a Delaware corporation and a direct, wholly-owned subsidiary of NYCB (“Merger Sub”), and Flagstar Bancorp, Inc., a Michigan corporation (“Flagstar”) as amended by Amendment No. 1 to the Original Merger Agreement, dated as of April 26, 2022 (the “First Amendment” and, the Original Merger Agreement, as amended by the First Amendment and the Second Amendment, the "Merger Agreement”), by and among NYCB, Merger Sub, and Flagstar. Capitalized terms not defined herein shall have the meaning ascribed to them in the Merger Agreement.

Under the Second Amendment, NYCB, Merger Sub, and Flagstar have agreed to amend the Merger Agreement as follows:

1.Extend the Termination Date to December 31, 2022.

2.Reflect the post-closing payment of the Flagstar Third Quarter Dividend and the Special Dividend (each as defined in the Second Amendment), if applicable.

Other than as expressly modified by the First Amendment (which was filed as an Exhibit 2.1 to the Current Report on Form 8-K filed by Flagstar with the Securities and Exchange Commission (the “SEC”) on April 27, 2022) or the Second Amendment, the Original Merger Agreement (which was filed as an Exhibit 2.1 to the Current Report on Form 8-K filed by Flagstar with the SEC on April 27, 2021) remains in full force and effect. The foregoing description of the Second Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Second Amendment, which is attached as Exhibit 2.1 hereto and incorporated herein by reference.

Item 8.01	Other Events

On October 28, 2022, NYCB and Flagstar issued a joint press release about the Second Amendment and announced the receipt of the requisite approval of the Office of the Comptroller of the Currency to convert Flagstar Bank, FSB to a national bank to be known as Flagstar Bank, N.A., and to merge New York Community Bank into Flagstar Bank, N.A. with Flagstar Bank, N.A. being the surviving entity (the “OCC Approval”). The joint press release is attached to hereto as Exhibit 99.1 and is incorporated herein by reference.

Completion of the Merger (as defined in the Merger Agreement) remains subject to approval from the Board of Governors of the Federal Reserve System (the “Fed Approval”) as well as the satisfaction or waiver of other customary closing conditions. There can be no assurances that the Fed Approval and other closing conditions will be received or satisfied, respectively. The OCC Approval is subject to a statutory waiting period that provides that the Bank Merger cannot be consummated until the fifteenth (15th) day after the date of the OCC Approval (the “OCC Waiting Period”), which in this case is November 11, 2022. The Fed Approval is not expected to have any associated waiting period. Flagstar intends to consummate the Merger and Bank Merger promptly after the end of the OCC Waiting Period and the receipt of the Fed Approval..

Item 9.01	Financial Statements and Exhibits

(d)	Attached as Exhibit 99.1 is the joint news release issued on October 28, 2022 announcing the receipt of OCC approval and the extension of the merger agreement..

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 2.1	Amendment No. 2 to the Agreement and Plan of Merger, dated October 27, 2022, by and among New York Community Bancorp, Inc., 615 Corp. and Flagstar Bancorp, Inc.
Exhibit 99.1	Joint press release issued on October 28, 2022.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Statements Regarding Forward-Looking Information

Certain statements in this current report may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to NYCB’s and Flagstar’s beliefs, goals, intentions, and expectations regarding revenues, earnings, loan production, asset quality, capital levels, and acquisitions, among other matters; NYCB’s and Flagstar’s estimates of future costs and benefits of the actions each company may take; NYCB’s and Flagstar’s assessments of probable losses on loans; NYCB’s and Flagstar’s assessments of interest rate and other market risks; and NYCB’s and Flagstar’s ability to achieve their respective financial and other strategic goals.

Forward-looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “should,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. These forward-looking statements include, without limitation, those relating to the terms, timing and closing of the proposed transaction.

Additionally, forward-looking statements speak only as of the date they are made; NYCB and Flagstar do not assume any duty, and do not undertake, to update such forward-looking statements. Furthermore, because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those indicated in such forward-looking statements as a result of a variety of factors, many of which are beyond the control of NYCB and Flagstar. The factors that could cause actual results to differ materially include the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement among NYCB, 615 Corp. and Flagstar; the outcome of any legal proceedings that may be instituted against NYCB or Flagstar; the possibility that the proposed transaction will not close when expected or at all because required regulatory or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated; the ability of NYCB and Flagstar to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of NYCB and/or Flagstar; the possibility that the anticipated benefits of the proposed transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where NYCB and Flagstar do business; certain restrictions during the pendency of the proposed transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the proposed transaction within the expected timeframes or at all and to successfully integrate Flagstar’s operations and those of NYCB; such integration may be more difficult, time consuming or costly than expected; revenues following the proposed transaction may be lower than expected; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; NYCB’s and Flagstar’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; the dilution caused by NYCB’s issuance of additional shares of its capital stock in connection with the proposed transaction; and other factors that may affect future results of NYCB and Flagstar; and the other factors discussed in the “Risk Factors” section of NYCB’s Annual Report on Form 10-K for the year ended December 31, 2021 and in other reports NYCB files with the U.S. Securities and Exchange Commission, which are available at http://www.sec.gov and in the “SEC Filings” section of NYCB’s website, https://ir.mynycb.com, under the heading “Financial Information,” and in Flagstar’s Annual Report on Form 10-K for the year ended December 31, 2021 and in Flagstar’s other filings with the SEC, which are available at http://www.sec.gov and in the “Documents” section of Flagstar’s website, https://investors.flagstar.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 28, 2022	NEW YORK COMMUNITY BANCORP, INC.

/s/ Salvatore J. DiMartino
Salvatore J. DiMartino
Executive Vice President
Chief of Staff to the CEO